Filed under Rule 497(k)
SUNAMERICA SERIES TRUST	Registration No. 811-7238

Supplement to the Summary Prospectus

Dated May 1, 2015

The following change is effective immediately:

Technology Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, the information about the current portfolio managers for Columbia Management Investment Advisers, LLC (“Columbia”), all reference to Ajay Diwan with respect to the Portfolio is deleted. The portfolio manager chart is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title

Paul H. Wick	2010	Lead Manager
Rahul Narang	2015	Co-manager
Shekhar Pramanick	2015	Co-manager
Sanjay Devgan	2015	Technology Team member
Clark Westmont	2015	Technology Team member
Jeetil Patel	2015	Technology Team member

Please retain this supplement for future reference.

Date: July 30, 2015